UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement

Omnibus Agreement

In connection with, and effective upon the completion of, the EQM Merger (defined below), Equitrans Midstream Corporation, a Pennsylvania corporation (the Company), EQM Midstream Partners, LP, a Delaware limited partnership (EQM), EQGP Services, LLC, a Delaware limited liability company, a wholly owned subsidiary of the Company and the general partner of EQM (the EQM General Partner), and EQM Midstream Services, LLC, a Delaware limited liability company and the prior general partner of EQM (the Prior General Partner) (collectively, the Parties), mutually agreed to terminate that certain Amended and Restated Omnibus Agreement, dated March 31, 2019, by and among the Company, EQM, the EQM General Partner and, for the limited purposes set forth therein, the Prior General Partner (the Omnibus Agreement), pursuant to which and among other things, the Company was granted a license to use certain marks. In connection with such termination, the Parties agreed that the right of the Company and EQM to utilize or possess the trademarks licensed under the Omnibus Agreement will continue without termination.

Secondment Agreement

Also in connection with the EQM Merger, that certain Secondment Agreement, dated November 13, 2018, by and among the Company, EQM and the EQM General Partner (the Secondment Agreement), pursuant to which certain operation and management services were provided to EQM, automatically terminated in accordance with its terms upon the termination of the Omnibus Agreement. Certain indemnification obligations included in the Secondment Agreement survived the termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Merger Agreement

On June 17, 2020, LS Merger Sub, LLC, a Delaware limited liability company (Merger Sub) and an indirect wholly owned subsidiary of the Company, merged with and into EQM, with EQM surviving the merger (the EQM Merger), pursuant to that certain Agreement and Plan of Merger, dated as of February 26, 2020 (the Merger Agreement), by and among the Company, EQM LP Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, Merger Sub, EQM and the EQM General Partner. Upon consummation of the EQM Merger, the Company acquired all of the outstanding common units representing limited partner interests in EQM (EQM Common Units) that the Company and its subsidiaries did not already own.

Pursuant to the Merger Agreement, at the effective time of the EQM Merger (the Effective Time), subject to applicable withholding tax, (i) each outstanding EQM Common Unit, other than EQM Common Units owned by the Company or its subsidiaries, was converted into the right to receive 2.44 shares of Company common stock, no par value (Company common stock and, such amount, the Merger Consideration); (ii) (x) $600.0 million aggregate principal amount of EQM’s Series A Perpetual Convertible Preferred Units (each, a Series A Preferred Unit) issued and outstanding immediately prior to the Effective Time were redeemed by EQM for cash at 101% of the cash purchase price of $48.77 per Series A Preferred Unit (the Series A Preferred Unit Purchase Price) plus any accrued and unpaid distribution amounts and partial period distribution amounts, and (y) each remaining Series A Preferred Unit issued and outstanding immediately prior to the Effective Time was exchanged for 2.44 shares of a newly authorized and created series of preferred stock, without par value, of the Company, convertible into Company common stock (ETRN Preferred Shares); and (iii) each outstanding phantom unit relating to an EQM Common Unit issued pursuant to the Amended and Restated EQGP Services, LLC 2012 Long-Term Incentive Plan, dated as of February 22, 2019 (the EQM LTIP), and any other award issued pursuant to the EQM LTIP, whether vested or unvested, was converted into the right to receive, with respect to each EQM Common Unit subject thereto, the Merger Consideration (plus any accrued but unpaid amounts in relation to distribution equivalent rights). The interests in EQM owned by the Company and its subsidiaries (including the Class B units representing limited partner interests of EQM) remain outstanding as limited partner interests in the surviving entity. The EQM General Partner continues to own the non-economic general partner interest in the surviving entity.

Pursuant to the Merger Agreement, the Company issued approximately 203.1 million shares of Company common stock to the holders of EQM Common Units as the Merger Consideration as described above.

The terms of the Merger Agreement were unanimously approved by the conflicts committee (the Conflicts Committee) of the board of directors of the EQM General Partner, which was composed of independent members of the board of directors of the EQM General Partner. The Conflicts Committee retained independent financial advisors to assist in evaluating the Merger Consideration.

The Merger Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the SEC) on February 28, 2020, which agreement is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, EQM or their respective subsidiaries and affiliates.

Preferred Restructuring Agreement

On February 26, 2020, the Company and EQM entered into a Preferred Restructuring Agreement (the Restructuring Agreement) with all of the holders of Series A Preferred Units (collectively, the Investors) pursuant to which, at the Effective Time, (i) EQM redeemed $600.0 million aggregate principal amount of the Investors’ Series A Preferred Units issued and outstanding immediately prior to the Effective Time (the Redemption) for cash at 101% of the Series A Preferred Unit Purchase Price plus any accrued and unpaid distribution amounts and partial period distribution amounts and (ii) each remaining Series A Preferred Unit issued and outstanding immediately prior to the Effective Time was exchanged for 2.44 ETRN Preferred Shares (the Private Placement), in each case, in connection with the occurrence of the Series A Change of Control (as defined in EQM’s partnership agreement). Pursuant to the Restructuring Agreement, the Company issued the ETRN Preferred Shares to the Investors on June 17, 2020.

The Restructuring Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2020, which agreement is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Restructuring Agreement and is qualified in its entirety by the terms and conditions of the Restructuring Agreement. It is not intended to provide any other factual information about the Company, EQM or their respective subsidiaries and affiliates.

Registration Rights Agreement

On June 17, 2020, in connection with the closing of the Private Placement, the Company entered into a Registration Rights Agreement (the Registration Rights Agreement) with the Investors relating to the registered resale of the ETRN Preferred Shares issued and sold in the Private Placement (the Series A Preferred Share Registrable Securities) and the Company common stock issuable upon conversion of the ETRN Preferred Shares (together with the Series A Preferred Share Registrable Securities, the Registrable Securities). Pursuant to the Registration Rights Agreement, the Company is required to use its commercially reasonable efforts to file an initial registration statement for the resale of the Registrable Securities and to cause such registration statement to become effective no later than July 15, 2020. If the Company fails to cause such registration statement to become effective by that date, the Company will be required to pay certain amounts to the holders of the Registrable Securities as liquidated damages. Additionally, pursuant to the Registration Rights Agreement and upon request of certain holders of Registrable Securities, the Company is required to use its commercially reasonable efforts to obtain and maintain a rating from a nationally recognized rating agency with respect to the ETRN Preferred Shares with certain costs associated therewith to be borne by such requesting holders.

In certain circumstances, and subject to certain qualifications and limitations, certain holders of Registrable Securities will have piggyback registration rights on offerings of Company common stock initiated by certain other holders. In addition, certain of the Investors will have the right to request that the Company initiate (i) up to an aggregate of six Underwritten Offerings (as defined in the Registration Rights Agreement) relating to Company common stock and (ii) up to an aggregate of four Underwritten Offerings relating to ETRN Preferred Shares, in each case, when such Investor(s) reasonably expect certain gross proceeds from such Underwritten Offering. The rights to require registration under the Registration Rights Agreement will generally cease on the second anniversary of the date on which all ETRN Preferred Shares have been converted into shares of Company common stock unless such rights cease earlier pursuant to the terms of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this Current Report) and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Company’s issuance of ETRN Preferred Shares in connection with the Private Placement set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.02.

The ETRN Preferred Shares issued pursuant to the Restructuring Agreement have not been registered under the Securities Act of 1933, as amended (the Securities Act), and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

A summary of the rights, preferences and privileges of the ETRN Preferred Shares is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on February 28, 2020 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On June 17, 2020, the Company issued and sold the ETRN Preferred Shares pursuant to the Restructuring Agreement, which ETRN Preferred Shares entitle their holders to certain rights that are senior to the rights of holders of shares of Company common stock, such as rights to certain dividends and rights upon liquidation of the Company. In addition, on June 17, 2020, in connection with the Private Placement, the Company entered into the Registration Rights Agreement with the Investors relating to the registered resale of the Registrable Securities. The general effect of the issuance of the ETRN Preferred Shares and entry into the Registration Rights Agreement upon the rights of the holders of shares of Company common stock is more fully described in Items 2.01 and 5.03 of this Current Report, which descriptions are incorporated in this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2020, the Board of Directors of the Company (the Board) approved an amendment to the Company’s 2018 Long-Term Incentive Plan to effect the assumption of 1,472,289 unused EQM Common Units under the EQM LTIP, effective as of the Effective Time as contemplated by the Merger Agreement (the LTIP Amendment).

The foregoing description of the LTIP Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the LTIP Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2020, for purposes of the closing of the Private Placement referenced in Item 2.01 above, the Board approved the certificate of designations attached to the Statement with Respect to Shares establishing the ETRN Preferred Shares and the rights, preferences and privileges thereof. The Statement with Respect to Shares was filed with the Department of State of the Commonwealth of Pennsylvania on June 17, 2020.

A summary of the rights, preferences and privileges of the ETRN Preferred Shares and other material terms and conditions of the certificate of designations attached to the Statement with Respect to Shares is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on February 28, 2020 and is incorporated herein by reference.

The foregoing description of the certificate of designations attached to the Statement with Respect to Shares does not purport to be complete and is qualified in its entirety by reference to the text of the Statement with Respect to Shares, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 17, 2020, the Company and EQM issued a joint news release announcing the completion of the EQM Merger. A copy of the news release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

Also on June 17, 2020, the Company and EQM will release an updated Investor Presentation (Presentation) to be used from time to time in meetings with investors and analysts. The Presentation will be available under the “Investors” link on the Company’s website at www.equitransmidstream.com.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*

Agreement and Plan of Merger, dated as of February 26, 2020, by and among Equitrans Midstream Corporation, EQM LP Corporation, LS Merger Sub, LLC, EQM Midstream Partners, LP and EQGP Services, LLC, incorporated herein by reference to Exhibit 2.1 to Form 8-K (#001-38629) filed by Equitrans Midstream Corporation on February 28, 2020.

3.1	Statement with Respect to Shares of Series A Preferred Stock.

4.1	Registration Rights Agreement, dated as of June 17, 2020, by and among Equitrans Midstream Corporation and the Investors party thereto.

10.1

Preferred Restructuring Agreement, dated as of February 26, 2020, by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP and the Investors party thereto, incorporated herein by reference to Exhibit 10.1 to Form 8-K (#001-38629) filed by Equitrans Midstream Corporation on February 28, 2020.

10.2	First Amendment to the Equitrans Midstream Corporation 2018 Long-Term Incentive Plan.

99.1	Equitrans Midstream Corporation / EQM Midstream Partners, LP News Release, dated June 17, 2020 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Equitrans Midstream Corporation hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: June 17, 2020	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer